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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K


                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 4, 1999


                              EQUITRAC CORPORATION
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                 (State or other jurisdiction of incorporation)


           0-20189                                     59-1797862
  (Commission File Number)                (I.R.S. Employer Identification No.)


      836 PONCE DE LEON BOULEVARD
         CORAL GABLES, FLORIDA                            33134
(Address of principal executive offices)                (Zip Code)

                                 (305) 442-2060
              (Registrant's telephone number, including area code)


                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS.

                  On June 4, 1999, Equitrac Corporation ("Equitrac"), a Florida corporation, Chargeback Acquisition Corp. ("Merger Sub"), a Florida corporation formed by Cornerstone Equity Investors IV, L.P. ("Cornerstone"), and John T. Kane and George P. Wilson, executive officers and shareholders of Equitrac (collectively the "Shareholders"), entered into an Amended and Restated Recapitalization Agreement and Plan of Merger dated June 4, 1999 (the "Merger Agreement"), pursuant to which Cornerstone together with the Shareholders and certain other members of senior management of Equitrac, will acquire Equitrac in a recapitalization and merger transaction for $21.00 per share in cash. The Merger Agreement is on substantially the same terms as the February 17, 1999 recapitalization agreement and plan of merger between the parties, with the exception of the reduction of the merger consideration to $21.00 from $25.25 per share.

                  The Board of Directors of Equitrac and a special independent committee of the Board of Directors have unanimously approved the Merger Agreement. Prudential Securities Incorporated has rendered a fairness opinion to the special committee in connection with the transaction. Consummation of the transaction is subject to the approval of Equitrac's shareholders and other customary conditions.

                  The foregoing summary of the Merger Agreement and transaction is qualified in its entirety by reference to the text of the Merger Agreement, the Voting Agreement dated as of February 17, 1999 (the "Voting Agreement") by and among Merger Sub and the Shareholders, Amendment No. 1 to the Voting Agreement dated June 4, 1999 and Equitrac's Press Release dated June 4, 1999, which are attached hereto as Exhibits 2.1, 2.2, 2.3 and 99.1, respectively, and are incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

        (c)     Exhibits

                  The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

         *2.1 Amended and Restated Recapitalization Agreement and Plan of Merger dated June 4, 1999, among Equitrac Corporation, Chargeback Acquisition Corp. and John T. Kane and George P. Wilson.

         2.2 Voting Agreement dated as of February 17, 1999 by and among Chargeback Acquisition Corp. and John T. Kane and George P. Wilson (incorporated by


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                  reference to Exhibit 2.2 to Equitrac Corporation's Form 8-K dated February 17, 1999).

         2.3 Amendment No. 1 to the Voting Agreement dated June 4, 1999 by and among Chargeback Acquistion Corp. and John T. Kane and George P. Wilson.

         99.1     Press Release of Equitrac Corporation dated June 4, 1999.

         *The exhibits and schedules thereto have been omitted but copies thereof will be furnished supplementally to the Commission upon request.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EQUITRAC CORPORATION



Date:  June 10, 1999              By: /s/ Scott J. Modist
                                      ------------------------------
                                      Scott J. Modist
                                      Senior Vice President
                                      and Chief Financial Officer